UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 13, 2022
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	88-1802794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	MYPSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On May 13, 2022, PLAYSTUDIOS, Inc. (the “Company”), PLAYSTUDIOS US, LLC, a subsidiary of the Company (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., Silicon Valley Bank and Wells Fargo Securities, LLC, as lenders, entered into the Amendment No. 1 to the Credit Agreement (the “Amendment No. 1”), which amended the Credit Agreement dated as of June 24, 2021 by and among such parties (the “Credit Agreement”) to, among other things, exclude from the definition of Fixed Charge Coverage Ratio certain funds, up to $15,000,000, expended or to be expended by the Company in connection with the purchase of its public warrants and private placement warrants in an offer to purchase and consent solicitation that commenced on April 1, 2022 and expired at midnight, Eastern Time, at the end of the day on May 13, 2022 (the “Offer”), or otherwise. As previously disclosed, the Borrower is obligated to comply with the following two financial maintenance covenants as of the end of each fiscal quarter: (i) the Total Net Leverage Ratio (as defined in the Credit Agreement) must not exceed 3.50:1.00 (subject to increase to 4.00:1.00 following consummation of certain material acquisitions); and (ii) the Fixed Charge Coverage Ratio (as defined in the Credit Agreement and as amended by Amendment No. 1) must not be less than 1.25:1.00.
The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment No. 1, which is included as Exhibit 10.3 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

In connection with the Offer, the Company solicited consents (the “Consent Solicitation”) from holders of its public warrants and private placement warrants to amend (the “Warrant Amendment”) the Warrant Agreement, dated as of October 22, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), which governs all of the public warrants and private placement warrants, to permit the Company to redeem each outstanding public warrant and private placement warrant for $0.90 in cash, without interest (the “Redemption Price”), which Redemption Price is 10% less than the purchase price to be received in connection with the Offer. The execution and delivery of the Letter of Transmittal and Consent in connection with the exchange of the public warrants and private placement warrants in connection with the Offer constituted the holder’s consent to the Warrant Amendment.
The Offer and Consent Solicitation expired midnight, Eastern Time, at the end of the day on May 13, 2022 (the “Expiration Date”), in accordance with its terms. Broadridge Corporate Issuer Solutions, Inc., the depositary for the Offer, has indicated that as of the Expiration Date, (i) 1,792,463 outstanding public warrants, or approximately 25% of the outstanding public warrants were validly tendered in and not withdrawn from the Offer, and (ii) none of the outstanding private placement warrants were validly tendered in and not withdrawn from the Offer. Since the Company received the approval of approximately 25% of the outstanding public warrants to the Warrant Amendment, which is less than the 65% of the outstanding public warrants required to effect the Warrant Amendment as it relates to the public warrants, the Warrant Amendment was not approved as it relates to the public warrants. The Warrant Amendment was not approved by any holder of outstanding private placement warrants, and thus the Warrant Amendment was not approved as it relates to the private placement warrants.
Item 8.01.     Other Events.

On May 17, 2022, the Company issued a press release announcing the results of the Offer and Consent Solicitation as described above.

A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.
A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(a)None
(b)None
(c)None
(d)Exhibits

Exhibit Number	Description
10.1
Credit Agreement among PLAYSTUDIOS, Inc., PLAYSTUDIOS US, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto, dated June 24, 2021 (incorporated by reference to Exhibit 10.18 on Current Report on Form 8-K filed June 25, 2021).

10.2
Pledge and Security Agreement among PLAYSTUDIOS, Inc, PLAYSTUDIOS US, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent, dated June 24, 2021 (incorporated by reference to Exhibit 10.19 on Current Report on Form 8-K filed June 25, 2021).

10.3*	Amendment No. 1 to Credit Agreement among PLAYSTUDIOS, Inc., PLAYSTUDIOS US, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto, dated May 13, 2022.
99.1*	Press Release, dated May 17, 2022, announcing the results of the cash tender offer for PLAYSTUDIOS, Inc. warrants.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 17, 2022

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer